ANCHOR SERIES TRUST
Government and Quality Bond Portfolio
Supplement to the Statutory Prospectus Dated May 2, 2011
Effective immediately, with respect to the Government and Quality Bond Portfolio, in the “Investment Adviser” section of the Portfolio Summary is amended to reflect the addition of the following portfolio managers:

	Portfolio
	Manager of the
Name	Fund Since	Title
Glen M. Goldman	2011	Vice President and Fixed Income Portfolio Manager
The “Management” section, under the heading “Information about the Subadvisers” in regard to Wellington Management Company, LLP (“Wellington Management”) the disclosure for the Government and Quality Bond Portfolio is deleted and replaced in its entirety with the following:
The Government and Quality Bond Portfolio is managed by John C. Keogh. Glen M. Goldman is involved in portfolio management and securities analysis for the Portfolio. Mr. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1983. Mr. Goldman, Vice President and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2007. Prior to joining Wellington Management, Mr. Goldman was the primary 30-year agency pass-through trader at Morgan Stanley (2004-2007).
Dated: January 3, 2012
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